Exhibit 10.1

EXECUTION COPY

         SECOND AMENDMENT dated as of June 19, 2002 (this “Amendment”) to the CREDIT AGREEMENT dated as of June 18, 2001 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MILLENNIUM AMERICA INC., a Delaware corporation (“Millennium America”); MILLENNIUM INORGANIC CHEMICALS LIMITED, a corporation organized under the laws of England (“MICL”); the other BORROWING SUBSIDIARIES from time to time party thereto; MILLENNIUM CHEMICALS INC., a Delaware corporation (“Millennium”), as Guarantor; the lenders from time to time party thereto (the “Lenders”); the Issuing Banks from time to time party thereto; BANK OF AMERICA, N.A., as Syndication Agent; and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”).

          WHEREAS, Millennium, Millennium America and MICL have requested that certain provisions of the Credit Agreement be modified in the manner provided in this Amendment, and the undersigned Lenders are willing to agree to such modification on the terms and subject to the conditions set forth herein;

         WHEREAS, Millennium America will issue and sell Senior Unsecured Notes for gross cash proceeds of not less than $100,000,000 on or prior to August 15, 2002 (the “Note Issuance”);

          WHEREAS, on the Amendment Effective Date (as defined below), the net proceeds of the Note Issuance will be used by Millennium America (a) to prepay not less than $65,000,000 in aggregate principal amount of the outstanding Term Loans, (b) to pay outstanding Revolving Loans (to the extent there are sufficient remaining net proceeds), in each case together with accrued and unpaid interest thereon (the “Payments”), and (c) if any net proceeds remain after the Payments are made, for general corporate purposes;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Millennium, Millennium America, MICL and the undersigned Lenders hereby agree as follows:

          SECTION 1. Defined Terms. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as amended hereby.

         SECTION 2. Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby deleted in its entirety and replaced with:

         “SECTION 6.11. Leverage Ratio. Permit the Leverage Ratio of Millennium and its Subsidiaries on a consolidated basis on the last day of any fiscal quarter ending during any period set forth below to be in excess of the ratio set forth below opposite such period:

Period	Ratio
April 1, 2002 through June 30, 2002	7.75 to 1.00
July 1, 2002 through September 30, 2002	8.25 to 1.00
October 1, 2002 through December 31, 2002	7.25 to 1.00
January 1, 2003 through March 31, 2003	5.75 to 1.00
April 1, 2003 through June 30, 2003	4.75 to 1.00
July 1, 2003 through December 31, 2003	4.50 to 1.00
January 1, 2004 and thereafter	4.00 to 1.00”

         SECTION 3. Amendment to Section 6.12. Section 6.12 of the Credit Agreement is deleted in its entirety and replaced with:

         “SECTION 6.12. Interest Coverage Ratio. Permit the Interest Coverage Ratio of Millennium and its Subsidiaries for any period of four consecutive fiscal quarters ending during a period set forth below to be less than the ratio set forth opposite such period below:

Period	Ratio
April 1, 2002 through September 30, 2002	1.60 to 1.00
October 1, 2002 through December 31, 2002	1.90 to 1.00
January 1, 2003 through March 31, 2003	2.25 to 1.00
April 1, 2003 through December 31, 2003	2.50 to 1.00
January 1, 2004 and thereafter	3.00 to 1.00”

         SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, Millennium represents and warrants that, after giving effect to this Amendment:

             (a) The representations and warranties set forth in Article III of the Credit Agreement, as amended by this Amendment, are true and correct on and as of the date of this Amendment, with all references to “this Agreement” being deemed to refer to the Credit Agreement as amended by this Amendment;

             (b) No Default or Event of Default has occurred and is continuing; and

             (c) This Amendment has been duly executed and delivered by Millennium, Millennium America and MICL and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of each of Millennium, Millennium America and MICL, enforceable against each of them in accordance with its terms.

         SECTION 5. Amendment Fee. Millennium America agrees to pay to the Administrative Agent, for the account of each Lender that shall have executed and delivered to the Administrative Agent a counterpart of this Amendment, a nonrefundable amendment fee (the “Amendment Fee”) equal to 0.125% of the aggregate amount of such Lender's outstanding Term Loans and Revolving Commitment on the Amendment Effective Date (as defined below), whether used or unused and after giving effect to the Payments. The Amendment Fee shall be payable on the Amendment Effective Date in immediately available funds.

         SECTION 6. Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Amendment Effective Date”):

             (a) The Note Issuance shall have been completed on or prior to August 15, 2002 and Millennium America shall have received gross cash proceeds of not less than $100,000,000 therefrom and applied the net proceeds of the Note Issuance (i) to prepay not less than $65,000,000 in aggregate principal amount of the outstanding Term Loans, (ii) to pay outstanding Revolving Loans (to the extent there are sufficient remaining net proceeds), in each case together with accrued and unpaid interest thereon, and (c) if any net proceeds remain after the Payments are made, for general corporate purposes;

             (b) The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Millennium, Millennium America, MICL, the Required Lenders and the Administrative Agent;

             (c) The Administrative Agent shall have received the Amendment Fees payable to the Lenders under Section 5.

         SECTION 7. Effect of Amendment. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Millennium, Millennium America or MICL to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Documents in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

         SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of, and are not to be taken into consideration in interpreting, this Amendment.

         SECTION 11. Expenses. Millennium America shall reimburse the Administrative Agent for its expenses in connection with this Amendment as separately agreed with the Administrative Agent, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore.

         IN WITNESS WHEREOF, the Millennium, Millennium America, MICL, the Administrative Agent and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

MILLENNIUM CHEMICAL INC.,

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MILLENNIUM AMERICA INC.,

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MILLENNIUM INORGANIC CHEMICALS LIMITED,

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JPMORGAN CHASE BANK, (formerly known as THE CHASE MANHATTAN BANK), individually and as Administrative Agent,

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To Approve the Second Amendment dated as of June 19, 2002 to the Credit Agreement

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